SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2004

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Item 9. Regulation FD Disclosure

On May 4, 2004, Sigma-Aldrich Corporation issued a press release announcing the Company’s quarterly dividend and the election of the Company’s directors. A copy of this press release is furnished with this report as an exhibit to this Form 8-K and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2004

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued May 4, 2004 — SIGMA-ALDRICH DIRECTORS ELECTED AND QUARTERLY DIVIDEND DECLARED.